Supplement dated July 2, 2026, to the Updating Summary Prospectus and Prospectus dated May 1, 2026,

for the MONY Custom Equity Master and The MONY Equity Master variable universal life policies issued by Equitable Financial Life Insurance Company of America

Equitable America Variable Account L

This Supplement amends certain information in your variable life policy prospectus and updating summary prospectus (collectively, the “Prospectuses”). Please read this Supplement carefully and keep it with your Prospectuses for future reference. You may obtain a current prospectus by visiting www.protective.com/productprospectus or by calling 1-800-487-6669.

The “Portfolio Company – Investment Adviser; Sub-Adviser(s), as applicable” section of the table in the “Appendix A: Portfolios Available Under Your Policy” section of the Prospectuses for the EQ/Large Cap Growth Managed Volatility Portfolio is amended so as all references to Polen Capital Management, LLC are hereby deleted and replaced with Westfield Capital Management Company, L.P.

If you have any questions regarding this Supplement, please contact your investment professional or us toll free at 1-800-487-6669. Please keep this Supplement for future reference.